EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-17912) of our report dated February 20, 2003, with respect to the consolidated financial statements and schedule of Lawson Products, Inc. included in the Annual Report (Form 10-K), for the year ended December 31, 2002.

                                                          /s/ Ernst & Young LLP

Chicago, Illinois
March 26, 2003